z INVESTOR PRESENTATION Data as of or for the period ended December 31, 2024 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2025 Operating Guidance" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

A Growing & Well-Positioned for Franchise

- $32.1 billion in assets, 200+ financial centers, 200+ commercial sales professionals, ~100 mortgage loan officers, ~3,400 team members operating in a customer-dense Mid-Atlantic market[(1)]
- Solid market share with opportunity to grow[(2)]
  - *15 counties in which we have a top 5 deposit market share; represents 54% of total deposits*
  - *40 counties in which we do not have a top 5 deposit market share; represents 46% of total deposits*
  - *Serving a market in which 11% of the U.S. population resides*
- Market Capitalization of ~$3.8 billion[(3)]
- Current valuation[(3)] of 13.4x last twelve months diluted earnings per share ("EPS") of $1.57, and 1.6x tangible book value[(4)]
- Steady increase in shareholder value with a 5-year compound annual growth rate ("CAGR") tangible book value per share, excluding accumulated other comprehensive income ("AOCI")[(4)], of 5.8%
- 10-year CAGR in common dividends of 8.4%
- 3.4% dividend yield[(5)]
- $125 million remaining share repurchase authorization[(6)]



Lycoming
Centre
Columbia
Montour
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
York
Delaware
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
Cecil
New Castle
D.C.
Prince Georges
Fairfax
Sussex
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of December 31, 2024. (2) Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits. Population excludes the State of New York. (3) Based on shares outstanding of 182 million and closing price of $21.11 as of January 21, 2024. (4) As of December 31, 2024, tangible book value per share was $13.01. Tangible book value per share is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (5) Based on current quarterly common dividend of $0.18 per share and closing stock price of $21.11 per share as of January 21, 2024. (6) No shares were repurchased in the fourth quarter of 2024. Authorization expires December 31, 2025. Up to $25 million of this authorization may be used to repurchase the Corporation's preferred stock.

3

FULTON FINANCIAL CORPORATION

Fulton is Geographically Diversified with Top Share in Key Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation (2024)				Markets by MSA (2024)				
	Market Rank	Branches #	Total Deposits ($000)	Total Deposit Market Share (%)	Branches #	Total Deposits ($000)	Median Household Income ($)	5 yr Cumulative Projected Household Income Growth	5 yr Cumulative Projected Population Growth
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	10	89	8,266,903	1.35	1,403	611,069,124	85,735	8.0%	1.3%
Lancaster, PA	1	20	5,022,542	29.39	151	17,089,823	81,945	10.5%	2.1%
Allentown-Bethlehem-Easton, PA-NJ	4	16	1,951,571	8.82	188	22,118,493	78,832	9.0%	2.2%
New York-Newark-Jersey City, NY-NJ	100	19	1,768,525	0.05	4,318	3,660,415,135	92,406	6.8%	0.4%
York-Hanover, PA	3	10	1,242,768	12.69	100	9,796,109	78,869	9.3%	2.3%
Baltimore-Columbia-Towson, MD	11	15	1,153,414	1.18	538	97,924,399	93,736	7.8%	1.3%
Lebanon, PA	1	6	1,088,621	35.84	32	3,037,352	78,708	12.7%	2.2%
Harrisburg-Carlisle, PA	7	8	818,218	4.24	146	19,304,433	79,115	9.2%	3.4%
Reading, PA	7	7	794,356	3.84	89	20,696,076	73,972	8.6%	1.7%
Hagerstown-Martinsburg, MD-WV	3	6	611,999	10.97	71	5,579,324	72,092	10.4%	4.5%
Top 10 Fulton Financial Corporation MSAs [(1)]		***196***	***22,718,917***	***0.51***	***7,036***	***4,467,030,268***	***78,992***	***7.1%***	***0.6%***
Total Franchise		***235***	***25,761,661***	***0.51***		***5,023,593,164***	***78,708***	***6.9%***	***0.7%***
Nationwide							***73,874***	***10.1%***	***2.4%***

__Note:__ Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits.

[(1)] Median Household ("HH") Income; 2024 – 2029 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

4

FULTON FINANCIAL CORPORATION

A Balanced Business Model • Non-interest income as a percentage of revenue of approximately 20% (1) • Wealth management accounts for approximately 1/3 of total non-interest income(1), delivering a 9% 5-year CAGR, AUM/AUA(2) of $16 billion and over 80% in recurring income • Commercial banking businesses representing 1/3 of total fee income (1) • Fulton Mortgage Company caters to the new home purchase business with the ability to leverage refinance activity into gain on sale revenue 5 • A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and trust and mature mortgage company • Ongoing investment in technology, digitally enabling a growing customer base • Serving a diversified and economically stable market • Room to grow in markets that we know and continue to penetrate both organically and inorganically • Organic growth strategy supplemented by inorganic, in-market opportunities • Low commercial real estate (“CRE”) concentration compared to peers (3) • Reduced financial center infrastructure over the last 10 years, driving average deposits per financial center over $100 million per financial center • Completed $5.2 billion Republic transaction in 2024, $1.2 billion acquisition in 2022 and acquired five wealth management firms since 2018 • Operates in a target rich market with over 50 in-market banking institutions that fit our mergers and acquisitions strategy • 2024 Operating diluted EPS of $1.85(4), a record • Operating return on average assets (“ROAA”) of 1.14% (4) in 4Q24, up compared to 1.03%(4) in 4Q23; additional improvement driven by the full benefits of the Republic transaction and impact of FultonFirst • 2024 operating return on average common shareholders equity (“ROAE”) (tangible) of 14.83% (4), 15.65%(4) and 15.56%(4) in 4Q24, 3Q24 and 2Q24, respectively • Operating efficiency ratio of 58.4%(4) and 59.6%(4) in 4Q24 and 3Q24, respectively • 4Q24 net charge-offs to average loans of 22 basis points; allowance for credit losses to loans of 1.58% in addition to on balance sheet marks Source: Management reporting and internal financials at December 31, 2024. (1) Excludes acquisition-related adjustments. (2) AUM/AUA defined as assets under management and assets under administration. (3) For a list of peers please see page 32 of the Corporation’s proxy statement dated April 1, 2024. (4) Non -GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on slides titled “Non-GAAP Reconciliation” at the end of this presentation. Premier Franchise that Provides Expanding and Innovative Solutions Robust Combination of Diversified Business Lines and Fee Income Businesses Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities Attractive Risk- Adjusted Profitability and Returns

Robust and Scalable Product Suite Well positioned to compete in and serve our market • Significant technology spend over the past five years o New commercial origination system, new mortgage origination system, new mortgage loan servicing system, new consumer origination system, new customer relationship management system o Focus on digital enablement as a driver of growth, efficiency and service 6

7 We Do What Is Right Environmental, Social & Governance (“ESG”) • Enhanced 2023 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures l ike waste reduction and smart energy use, as well as financing sustainable projects are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce that reflects its communities and values diversity, equity and inclusion Customers The Corporation has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees l ive and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 7

Deepens Our Commitment To Purpose, Vision, & Strategic Execution By Three Key Tenets 8 Simplicity in the operating model - Realign value propositions and coverage models by customer size and complexity - Redesign end-to-end processes with single ownership to deliver superior customer experience - Simplify organizational structures Focus on Fulton’s core relationships - Invest in “relationship” products & specialties to capture full wallet share while reducing emphasis on non- relationship activities - Concentrate on higher-value markets with a “right to win” while streamlining the presence elsewhere - Identify cost efficiencies in operational activities that do not drive customer experience Productivity across the Bank - Unlock time and training for sales excellence vs. service on front line, customer facing roles - Enhance digital experiences aligned with the strategy, including consumer digital transactions - Deliver operational excellence in the back-office, with enhanced speed and efficiency

Success to Date Positions Fulton Well for 2025 and Beyond

Estimated FultonFirst Financial Benefits

2025 estimated cost saves of ~$25 million

- Anticipate ~45% in 1H25; balance in 2H25

Estimated annual full realized benefit of greater than $50 million

- Fully realized in 2026

Anticipated earn-back period of less than 12 months

- Based on full implementation run-rate

Reinvestment towards revenue generating initiatives evident in 2026 and later

- Reorganizing commercial segments based on customer needs and expectations
- Focus and dedicated leadership of our Business Banking segment
- Market realignment for quicker decisioning

Positioning for Growth

Implementation costs associated with FultonFirst should abate through 2025:

- Implementation-to-date costs of approximately $35 million (4Q23 – 4Q24)
- 2025 anticipated related spend of ~$14 million

Creating Efficiency & Operating Leverage

FultonFirst and full-year Republic Bank cost saves should drive 2025 total operating expense efficiencies

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FULTON FINANCIAL CORPORATION

2025 Operating Guidance

Income Statement Line Item	Expected Range	Outlook and Highlights
Non-FTE Net Interest Income[1]	**$995 million - $1.020 billion**	**Low to mid single digit interest earning asset growth**
[FTE Adjustment for NIM calculation]	*[~$17 million annualized]*	
Provision for Credit Losses	**$60 - $80 million**	**Low to mid single digit loan growth and continued credit trends**
Non-Interest Income	**$265 - $280 million**	**Steady customer activity offset by the impact of higher rates on transactional businesses**
Non-Interest Expense (Operating)[2]	**$755 - $775 million**	**Relatively flat to 2024 due to full impact of Republic and phasing in of FultonFirst initiatives**
Non Operating Assumptions:		
[2025 CDI expense]	*[$22.5 million]*	*[2H '25 steps down to $5.2 mm / qtr from $6.1 mm / qtr.]*
[Non-Operating Expenses]	*[$14 million]*	*[Estimated 2025 FultonFirst implementation expenses]*
Effective Tax Rate:	**18.0% +/-**	

[1] NII is on a Non-fully taxable-equivalent ("FTE") basis; Incorporates Fed Funds Rate decreases of 25 basis points in March and 25 basis points in June of 2025.
[2] Excludes non-operating expenses and Core Deposit Intangible ("CDI") Amortization.

10

FULTON FINANCIAL CORPORATION

Fulton’s Balance Sheet Is Well-Positioned 11 (1) Time deposits include brokered CDs. Time deposits provide gradual tailwind in current environment (1) Deposit Mix by Product Type(1) (December 31, 2024) Loan Mix by Rate Type (December 31, 2024) CD Maturities (next twelve months) Balance ($ in millions) Average Cost (%) 1st Quarter 2025 $1,472 4.57% 2nd Quarter 2025 1,234 4.47% 3rd Quarter 2025 991 4.20% 4th Quarter 2025 778 4.02% Total $4,475 4.36% The majority of adjustable-rate loans reprice beyond two years Loan Repricing Schedule Balance ($ in millions) Weighted Average Contractual Repricing Date (years) Variable $9,781 0.06 Fixed 8,540 - - Adjustable 5,724 4.48

Strategic Actions Taken To Reduce Interest Rate Risk and Enhance Earnings • Focus on profitable loan growth with wider spreads over time • Continued focus on growing customers, loans and deposits • Completed the Republic transaction in April 2024, which moved the balance sheet to a more neutral interest rate risk position 12 • Executed $900 million of receive fixed, pay floating interest rate derivatives in 4Q24 • Terminated $250 million of pay fixed, receive floating interest rate derivatives (1) in 4Q24 • Extended $200 million of term advances in 4Q24 • Possible roll-off or repricing of high-cost brokered time deposits through early 2025 • Restructured the investment portfolio and added fixed-rate investment securities since the close of the Republic transaction, improving the interest rate risk profile • Proactive deposit pricing actions taken in September, November, and December following the Fed’s 100 basis points in rate cuts, with continued product-level focus and execution plan in place • Heightened focus on repricing the non-maturity deposit portfolio commensurate with Fed actions • Continue to realize repricing opportunities in the time deposit portfolio over time • Strong balance sheet, low loan-to-deposit ratio and solid funding provides balance sheet flexibility Strong market position and opportunity moving forward Prudent and measured approach to balance sheet management Focus on core business and strategic growth (1) Unrealized loss of $1.2 million included in accumulated other comprehensive income (“AOCI”) will be recognized as an increase to interest expense when the previously forecasted hedged item affects earnings in future periods.

A Growing & Granular Deposit Portfolio With Significant Liquidity Coverage (1) As of December 31, 2024. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of net estimated uninsured deposits, please refer to slide 22. (2) Deposit balances are ending balances. 13 Deposit Mix By Customer (December 31, 2024) Deposit Portfolio Highlights(1) 866,000 deposit accounts $28,421 average account balance ~10 year average account age 25% net estimated uninsured deposits 244% coverage of net estimated uninsured deposits Deposit Mix By Product(2) (dollars in millions)

Noninterest-Bearing Deposit Trends Source: S&P Global Market Intelligence, Federal Reserve Bank of New York and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at December 31,2024. 14 • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits. • Growth in commercial customers has also supported the overall growth in noninterest-bearing deposits. • As of December 31, 2024, noninterest-bearing deposits were 21.0% of total deposits down from a peak of 35% in June 2022. • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy. % Noninterest-Bearing Deposits, NIM and Fed Funds Effective Rate

15 A Well-Diversified Loan Portfolio With Growth in Multiple Categories • The loan portfolio has grown $7.2 billion since 2019 • A balanced loan mix, with adjustable-rate mortgage growth in 2022 and 2023 outpacing other categories, despite the rise in mortgage rates o Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint • Commercial mortgage, a granular and diverse portfolio, continues to grow at a mid-single-digit growth rate (dollars in billions) Note: Loan portfolio composition is based on ending balances for the periods ended December 31, 2019 to December 31, 2024. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2024 timeframe. The Corporation ended with $1.8 million in PPP loans as of December 31, 2024. The Consumer/Other category includes equipment lease financing, overdrafts and net origination fees and costs. The Construction category includes residential and commercial construction loans.

Net Interest Income – Current Trends 16 (1) Net interest income on a non-fully taxable equivalent basis. • NIM was 3.41% in the fourth quarter of 2024, decreasing eight basis points compared to the third quarter of 2024. • Loan yields decreased by 23 basis points during the fourth quarter of 2024 to 5.97% compared to 6.20% in the third quarter of 2024. • Total cost of deposits was 2.14% for the fourth quarter of 2024, a decrease of 10 basis points compared to the third quarter of 2024. 4Q24 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions)

Non-Interest Income Remains a Key Revenue Source at Over 20% of Revenue 17 Increases due to: • A $2.7 million adjustment to the gain on acquisition, net of tax, down from $7.7 million in the third quarter of 2024 • Mortgage banking income due to wider gain on sale spreads and higher originations • Wealth management revenue modestly higher • Commercial banking activities remain stable Offset by: • Lower consumer banking revenues (dollars in thousands) 4Q24 Fulton Organic 4Q24 Republic Transaction 4Q24 Consolidated 3Q24 Fulton Organic 3Q24 Republic Transaction 3Q24 Consolidated Linked- Quarter Change Commercial Banking $21,666 $788 $22,454 $21,905 $384 $22,289 $165 Wealth Management 22,002 - 22,002 21,596 - 21,596 406 Consumer Banking 12,943 1,366 14,309 12,790 2,138 14,928 (619) Mortgage Banking 3,759 - 3,759 3,142 - 3,142 617 Gain On Acquisition, net of tax - (2,689) (2,689) - (7,706) (7,706) 5,017 Other 5,908 181 6,089 5,348 77 5,425 664 Non-interest income before investment securities gains (losses) 66,278 (354) 65,924 64,780 (5,106) 59,674 6,250 Investment securities gains (losses), net - - - (1) - (1) 1 Total Non-Interest Income $66,278 ($354) $65,924 $64,779 ($5,106) $59,673 $6,251

Progress Made on Reducing Non-Interest Expense

(dollars in thousands)	4Q24 Fulton Organic	4Q24 Republic Transaction	4Q24 Consolidated	3Q24 Fulton Organic	3Q24 Republic Transaction	3Q24 Consolidated	Linked-Quarter Change
Salaries and employee benefits	$100,423	$7,463	$107,886	$107,986	$10,838	$118,824	($10,938)
Data processing and software	16,820	2,730	19,550	17,168	3,146	20,314	(764)
Net occupancy	15,197	1,220	16,417	15,502	3,497	18,999	(2,582)
Other outside services	12,888	1,643	14,531	14,532	1,307	15,839	(1,308)
Intangible Amortization	494	5,788	6,282	499	5,788	6,287	(5)
FDIC insurance	4,641	1,280	5,921	3,959	1,150	5,109	812
Equipment	4,008	380	4,388	4,148	712	4,860	(472)
Professional fees	3,134	253	3,387	2,621	190	2,811	576
Acquisition-related expenses	9,637	-	9,637	14,195	-	14,195	(4,558)
Other	26,829	1,787	28,616	16,817	2,034	18,851	9,765
Total non-interest expense	**194,071**	**22,544**	**216,615**	**197,427**	**28,662**	**226,089**	**(9,474)**
Non-GAAP Adjustments:							
Less: Intangible amortization	(494)	(5,788)	(6,282)	(499)	(5,788)	(6,287)	5
Less: Acquisition-related expenses	(9,637)	-	(9,637)	(14,195)	-	(14,195)	4,558
Less: FDIC special assessment	-	-	-	16	-	16	(16)
Less: FultonFirst implementation and asset disposals	(10,001)	-	(10,001)	(9,385)	-	(9,385)	(616)
Operating non-interest expense[1]	**$173,939**	**$16,756**	**$190,695**	**$173,363**	**$22,875**	**$196,238**	**($5,543)**

- Operating non-interest expense decreased $5.5 million in the fourth quarter of 2024, primarily due to expense benefit realization related to the Republic integration

[1] Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

18

FULTON FINANCIAL CORPORATION

Solid Asset Quality Trends Through Many Cycles 19 Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Fulton historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non-seasonally adjusted and are net of recoveries.

Asset Quality (1) The ACL relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures. 20 Provision for Credit Losses Non-Performing Assets (“NPAs”) & NPAs to Assets Net Charge-offs (“NCOs”) & NCOs to Average Loans ACL(1) to NPLs & Loans

21 Excess Capital Supports A Solid Risk Profile and Provides Flexibility ▪ Solid regulatory capital ratios(1) provide operational and strategic flexibility; tangible capital flat linked quarter despite a $44.5 million increase, to $288 million, in accumulated other comprehensive loss ▪ Capital ratios improving as internal capital generation exceeds tangible and risk-weighted asset growth ▪ Current common dividend of $0.18, which has more than doubled in the past 10 years ▪ $125 million share repurchase authorization in place through December 31, 2025(2) (1) Regulatory capital ratios and excess capital amounts as of December 31, 2024 are preliminary estimates. (2) Up to $25 million of this authorization may be used to repurchase the Corporation’s preferred stock. (3) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. $1,181 $581 $730 $790 (dollars in millions) (3) (as of December 31, 2024)

Estimated Uninsured Deposits December 31, 2024 Total Deposits $26,129 Estimated Uninsured Deposits $9,690 Estimated Uninsured Deposits to Total Deposits 37% Estimated Uninsured Deposits $9,690 Less: Collateralized Municipal Deposits (3,207) Net Estimated Uninsured Deposits(4) $6,483 Net Estimated Uninsured Deposits to Total Deposits 25% Committed Liquidity to Net Estimated Uninsured Deposits 141% Available Liquidity to Net Estimated Uninsured Deposits 244% Available Liquidity December 31, 2024 Cash On-Hand(1) 857$ Federal Reserve Capacity 3,146 Total Available @ Federal Reserve 3,146$ FHLB Borrowing Capacity 11,120 Advances(2) (869) Letters of Credit (4,259) Total Available @ FHLB 5,992$ Total Committed Liquidity 9,138$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity(3) 4,139 Brokered & Wholesale Deposits (844) Total Brokered Deposit Availability 3,295$ Total Uncommitted Available Liquidity 5,851$ Total Available Liquidity 15,846$ 22 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. A Committed and Healthy Liquidity Profile with Significant Coverage (dollars in thousands) (dollars in thousands) • Robust liquidity profile with additional capacity at the Federal Reserve, FHLB and other available funding sources • Total available liquidity significantly exceeds net estimated uninsured deposits • On balance sheet liquidity remains a focus

APPENDIX

24 The Loan Portfolio Remains Diversified and Granular With Low Office Concentration at 3% of Total Loans (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Total Office Loan Commitments: $864 million Total Office Loans Outstanding: $814 million Average Loan Size: $2.3 million Weighted Average loan-to-value(1) ("LTV"): 61% Weighted Average Debt Service Coverage Ratio ("DSCR"): 1.32x Class A: 30% Class B: 23% Class C: 12% Not Classified: 35% Geographically Diverse by MSA(2)Maturing Over Time Total Loan Portfolio (December 31, 2024) Office Only Profile

25 Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV and Solid DSCR $440 $486 $246 $1,157 94 70 61 487 2025 2026 2027 2028 & after Commitments (in millions) Number of Loans Diversified by Geographical MSA Total Loan Portfolio (December 31, 2024) Multi-Family Profile Maturing Over Time (1) LTV as of most recent appraisal. Total Multi-Family Loan Commitments: $2.3 billion Total Multi-Family Loans Outstanding: $1.9 billion Average Loan Size: $3.3 million Weighted Average LTV(1): 61% Weighted Average DSCR: 1.27x Class A: 44% Class B: 14% Class C: 5% Not Classified: 37%

Fulton’s Non-Owner Occupied Commercial Mortgage(1) Portfolio is Well Diversified within the Industries Served 26 (1) Non-owner occupied commercial mortgage of $5.2 billion represents 54% of the $9.6 billion total commercial mortgage portfolio.

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 4Q24 Income Statement Summary 27 4Q24 3Q24 Linked-Quarter Change Net interest income $253,659 $258,009 ($4,350) Provision for credit losses 16,725 11,929 4,796 Non-interest income 65,924 59,674 6,250 Securities (losses) - (1) 1 Non-interest expense 216,615 226,089 (9,474) Income before income taxes 86,243 79,664 6,579 Income taxes 17,623 16,458 1,165 Net income 68,620 63,206 5,414 Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $66,058 $60,644 $5,414 Net income available to common shareholders, per share (diluted) $0.36 $0.33 $0.03 Operating net income available to common shareholders, per share (diluted)(1) $0.48 $0.50 ($0.02) ROAA 0.85% 0.79% 0.06% Operating ROAA(1) 1.14% 1.17% -0.03% ROAE 8.68% 8.13% 0.55% Operating ROAE (tangible)(1) 14.83% 15.65% -0.82% Efficiency ratio(1) 58.4% 59.6% -1.2% (dollars in thousands, except per-share data)

Non-GAAP Reconciliation 28 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Year Ended (dollars in thousands) Dec 31 Dec 31 2024 2023 Operating net income available to common shareholders Net income available to common shareholders $278,495 $274,032 Less: Other revenue (1,805) 1,855 Plus: Gain on acquisition, net of tax (36,996) - Plus: Loss on securities restructuring 20,282 - Plus: Core deposit intangible amortization 17,307 2,308 Plus: Acquisition-related expense 37,635 - Plus: CECL day 1 provision expense 23,444 - Less: Gain on sale-leaseback (20,266) - Plus: FDIC special assessment 940 6,494 Plus: FultonFirst implementation and asset disposals 32,038 3,197 Less: Tax impact of adjustments (23,011) (2,909) Operating net income available to common shareholders (numerator) $328,063 $284,977 Weighted average shares (diluted) (denominator) 177,223 166,769 Operating net income available to common shareholder, per share (diluted) $1.85 $1.71

Non-GAAP Reconciliation 29 Three months ended (dollars in thousands) Dec 31 Sep 30 2024 2024 Operating net income available to common shareholders Net income available to common shareholders $66,058 $60,644 Less: Other revenue (269) (677) Plus: Gain on acquisition, net of tax 2,689 7,706 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 9,637 14,195 Plus: FDIC special assessment - (16) Plus: FultonFirst implementation and asset disposals 10,001 9,385 Less: Tax impact of adjustments (5,360) (6,099) Operating net income available to common shareholders (numerator) $88,911 $91,293 Weighted average shares (diluted) (denominator) 183,867 183,609 Operating net income available to common shareholder, per share (diluted) $0.48 $0.50

Non-GAAP Reconciliation 30 Three months ended (dollars in thousands) Dec 31 Sep 30 Dec 31 2024 2024 2023 Operating return on average assets Net income 68,620$ 63,206$ 64,263$ Less: Other revenue (269) (677) (1,102) Less: Loss (gain) on acquisition, net of tax 2,689 7,706 - Plus: Core deposit intangible amortization 6,155 6,155 441 Plus: Acquisition-related expense 9,637 14,195 - Plus: FDIC special assessment - (16) 6,494 Plus: FultonFirst implementation and asset disposals 10,001 9,385 3,197 Less: Tax impact of adjustments (5,360) (6,099) (1,896) Operating net income (numerator) 91,473$ 93,855$ 71,397$ Total average assets 32,098,852$ 31,895,235$ 27,397,671$ Less: Average net core deposit intangible (83,173) (89,350) (5,106) Total Operating average assets (denominator) 32,015,679$ 31,805,885$ 27,392,565$ Operating return on average assets 1.14% 1.17% 1.03%

Non-GAAP Reconciliation 31 Three months ended (dollars in thousands) Dec 31 Sep 30 Jun 30 2024 2024 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders 66,058$ 60,644$ 92,413$ Less: Other revenue (269) (677) (708) Less: Loss (gain) on acquisition, net of tax 2,689 7,706 (47,392) Plus: Loss on securities restructuring - - 20,282 Plus: Intangible amortization 6,282 6,287 4,688 Plus: Acquisition-related expense 9,637 14,195 13,803 Plus: CECL day 1 provision expense - - 23,444 Less: Gain on sale-leaseback - - (20,266) Plus: FDIC special assessment - (16) - Plus: FultonFirst implementation and asset disposals 10,001 9,385 6,323 Less: Tax impact of adjustments (5,387) (6,127) (9,989) Adjusted net income available to common shareholders (numerator) 89,011$ 91,397$ 82,598$ Average Shareholders' equity 3,219,026$ 3,160,322$ 2,952,671$ Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (638,507) (644,814) (624,471) Average tangible common shareholders' equity (denominator) 2,387,641$ 2,322,630$ 2,135,322$ Operating return on average common shareholders' equity (tangible) 14.83% 15.65% 15.56%

32 Non-GAAP Reconciliation Three months ended (dollars in thousands) Dec 31 Sep 30 Efficiency ratio 2024 2024 Non-interest expense $216,615 $226,089 Less: Acquisition-related expense (9,637) (14,195) Less: FDIC special assessment - 16 Less: FultonFirst implementation and asset disposals (10,001) (9,385) Less: Intangible amortization (6,282) (6,287) Operating non-interest expense (numerator) $190,695 $196,238 Net interest income $253,659 $258,009 Tax equivalent adjustment 4,343 4,424 Plus: Total non-interest income 65,924 59,673 Less: Other revenue (269) (677) Less: Gain on acquisition, net of tax 2,689 7,706 Plus: Investment securities (gains) losses, net - 1 Total revenue (denominator) $326,346 $329,136 Efficiency ratio 58.43% 59.62%

Non-GAAP Reconciliation

(dollars in thousands, except per share data)	Dec 31 2019	Dec 31 2020	Dec 31 2021	Dec 31 2022	Dec 31 2023	Dec 31 2024
Tangible book value per share						
Shareholders' equity	$ 2,342,176	$ 2,616,828	$ 2,712,680	$ 2,579,757	$ 2,760,139	$ 3,197,325
Less: Goodwill and intangible assets	(535,303)	(536,659)	(538,053)	(560,824)	(560,687)	(635,458)
Less: Preferred stock	-	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$ 1,806,873	$ 1,887,291	$ 1,981,749	$ 1,826,055	$ 2,006,574	$ 2,368,989
Shares outstanding, end of period (denominator)	164,218	162,350	160,490	167,599	163,801	182,089
Tangible book value per share	$ 11.00	$ 11.62	$ 12.35	$ 10.90	$ 12.25	$ 13.01
Book value per share	$ 14.26	$ 14.93	$ 15.70	$ 14.24	$ 15.67	$ 16.50
Tangible book value per share excluding AOCI						
Shareholders' equity	$ 2,342,176	$ 2,616,828	$ 2,712,680	$ 2,579,757	$2,760,139	$3,197,325
Less: Goodwill and intangible assets	(535,303)	(536,659)	(538,053)	(560,824)	(560,687)	(635,458)
Less: Preferred stock	-	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$ 1,806,873	$ 1,887,291	$ 1,981,749	$ 1,826,055	$ 2,006,574	$ 2,368,989
Less/Plus: Accumulated other comprehensive income ("AOCI")	(137)	65,091	27,411	(385,476)	(312,280)	(287,819)
Tangible common shareholders' equity excluding AOCI	$ 1,807,010	$ 1,822,200	$ 1,954,338	$ 2,211,531	$ 2,318,854	$ 2,656,808
Shares outstanding, end of period (denominator)	164,218	162,350	160,490	167,599	163,801	182,089
Tangible book value per share excluding AOCI	$ 11.00	$ 11.22	$ 12.18	$ 13.20	$ 14.16	$ 14.59

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FULTON FINANCIAL CORPORATION